BAIRD FUNDS, INC.

Supplement to Prospectus and Summary Prospectus
Dated May 1, 2013
As Supplemented October 15, 2013 and November 20, 2013

Baird LargeCap Fund

As described in the prospectus supplement dated October 15, 2013, Baird Kailash Group, LLC (“Baird Kailash”) is proposed to be retained as subadvisor to the Baird LargeCap Fund (the “Fund”), subject to approval by the shareholders of the Fund at a special meeting to be held on December 20, 2013.  In connection with the anticipated transitioning of the Fund’s portfolio as part of the implementation of Baird Kailash’s investment strategy, the Fund will be closed to new accounts effective November 25, 2013. This closing will not apply to purchases in existing accounts by current shareholders of the Fund.

Following the transition of the Fund’s portfolio by Baird Kailash, the Fund is expected to reopen to new accounts on or about December 31, 2013.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is November 21, 2013.